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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-A

                    FOR REGISTRATION OF CERTAIN CLASSES OF
                     SECURITIES PURSUANT TO SECTION 12(b)
                OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934


                             TAM RESTAURANTS, INC.
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           (Exact name of registrant as specified in its character)

       Delaware                                              1339055988
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(State of incorporation                                (IRS Employer Identifi-
   or organization)                                          cation No.)

1163 Forest Avenue,
Staten Island, New York                                          10310
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  (Address of principal                                        (Zip Code)
   executive offices)

If this form relates to the regis-           If this form relates to the regis-
tration of class of securities               tration of class of securities
pursuant to Section 12(b) of the             pursuant to Section 12(b) of the
Exchange Act and is effective                Exchange Act and is effective
pursuant to General Instruction              pursuant to General Instruction
A.(c), please check the following            A.(c), please check the following
box  |X|                                     box   |_|

Securities Act registration statement file number to which this form relates: No 333-39937

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                            Name of each exchange on which
to be so registered                            each class is to be registered
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Common Stock, $.0001 par
  value                                        Boston Stock Exchange
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Redeemable Warrants                               Boston Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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                               (Title of Class)

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                               (Title of Class)
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1.       Description of Registrant's Securities to be Registered.
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         This Registration Statement relates to the Common Stock, par value
$.0001 per share (the "Common Stock"), of TAM Restaurants, Inc., a Delaware corporation (the "Registrant") and redeemable warrants (the "Warrants"), each Warrant exercisable to purchase one share of Common Stock. For a description of the Registrant's Common Stock and Warrants to be registered hereunder, reference is made to the material set forth under the caption "Description of Securities" contained in the Registration Statement on Form SB-2 of the Registrant initially filed with the Securities and Exchange Commission on November 12, 1997 (the "Registration Statement") pursuant to the Securities Act of 1933, as amended, which material is incorporated herein by reference.

2.       Exhibits.
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                  1.1 Registrant's Restated Certificate of Incorporation, as
amended (incorporated by reference to Exhibits 3.1.1 and 3.1.2. to the Registrant's Registration Statement).

                  1.2 Registrant's By-laws (incorporated by reference to
Exhibit 3.2 to the Registrant's Registration Statement).

                  2.1. Form of the Registrant's Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement).

                  2.2. Form of the Registrant's Warrant Certificate (incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement).

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                                   SIGNATURE
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         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 16, 1998


                                                     TAM RESTAURANTS, INC.



                                                     By: /s/ Frank Cretella
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